EXHIBIT 10.67


                                                                  Execution Copy

                                CUSTODY AGREEMENT

                           Dated as of August 19, 1998


         CAI LEASE SECURITIZATION - II CORP., a Delaware corporation (the "Borrower"), CAPITAL ASSOCIATES INTERNATIONAL, INC., a Colorado corporation ("Capital Associates"), as originator (the "Originator"), KEY CORPORATE CAPITAL INC., as agent for the "Lenders" under the "Credit Agreement" defined below (the "Agent"), and BANKERS TRUST COMPANY ("Bankers Trust") agree as follows:

         PRELIMINARY STATEMENTS.

         (1) The Agent has requested that Bankers Trust act as collateral custodian (the "Collateral Custodian") for the purposes of receiving and holding all original copies of Leases which have been sold by Capital Associates to the Borrower and in which a security interest has been granted by the Borrower to the Agent for the benefit of the "Lenders" under the Credit Agreement pursuant to that certain Credit Agreement dated August 19, 1998 (the "Credit Agreement"), among the Borrower, Capital Associates, as servicer (the "Servicer"), Concord Minutemen Capital Company, LLC, as Senior Lender, and Key Corporate Capital Inc. as Junior Lender, Residual Lender and Agent. Capitalized terms which are used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         (2) Bankers Trust is willing to act in such capacity as Collateral Custodian in order to perfect the security interest of the Borrower as purchaser of such Leases and to perfect the security interest of the Agent in such Leases.

         NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINITIONS. As used herein, the following terms shall have the meanings assigned thereto below:

         "AGREEMENT" shall mean this Custody Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "AUTHORIZED EMPLOYEE" means any of the employees of the Agent listed on
SCHEDULE I hereto and any other employee of the Agent who is hereafter authorized in writing by an existing Authorized Employee (which authorization must be delivered to the Borrower and to the Collateral Custodian) to act as an Authorized Employee of Agent hereunder, PROVIDED, HOWEVER, that any Authorized

Employee may send a notice to the Borrower and the Collateral Custodian informing them of any other Authorized Employee who ceases to be an Authorized Employee.

         "REPORT" has the meaning ascribed to such term in Section 2.08.

         "REPORT  EFFECTIVE  DATE"  has the  meaning  ascribed  to such  term in
Section 2.08.

         "TERMINATION DATE" means that date when the Agent notifies the Collateral Custodian in writing that the Credit Agreement is terminated and all amounts payable under the Credit Agreement have been paid.


                                   ARTICLE II
                              COLLATERAL CUSTODIAN

         SECTION 2.01. DESIGNATION AND APPOINTMENT OF BANKERS TRUST AS COLLATERAL CUSTODIAN. Bankers Trust is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collateral Custodian under, and as such duties and obligations are set forth in, this Agreement. Bankers Trust shall serve as Collateral Custodian from the date hereof until the Termination Date, subject to resignation or removal pursuant to SECTION 4.05 hereof.

         SECTION 2.02. DUTIES OF THE COLLATERAL CUSTODIAN. At all times that Bankers Trust shall be the Collateral Custodian, it shall duly discharge its duties of receiving and holding the Leases in accordance with this Agreement. As to any matters not expressly provided for by this Agreement, the Collateral Custodian shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Agent (executed by an Authorized Employee); PROVIDED, HOWEVER, that the Collateral Custodian shall not be required to take any action which is contrary to this Agreement or applicable law.

         SECTION 2.03. LEASES. (a) From time to time as provided in the Lease Receivables Sale and Contribution Agreement and the Credit Agreement, the Leases sold by Capital Associates to the Borrower and pledged by the Borrower to the Agent for the benefit of the "Lenders" under the Credit Agreement shall be delivered by the Originator or the Borrower to the Collateral Custodian for purposes of perfecting the Borrower's security interest therein as purchaser of the Leases and perfecting the security interest therein of the Agent on behalf of the Lenders under the Credit Agreement. Each such Lease shall be delivered to the Custodian together with an electronic tape and shall be held by the Collateral Custodian pursuant to the terms hereof. As used herein, "Lease" shall mean a certified copy of the original Master Lease, the original equipment schedule and riders, if any, thereto, and an original acceptance certificate.

         (b) Within five (5) Business Days of delivery by the Borrower to the Collateral Custodian of any Leases, as provided for in SECTION 2.03(a) above, the Collateral Custodian shall deliver to the Agent a certification with respect to such Leases in the form attached hereto as EXHIBIT A.

         SECTION 2.04. REMOVAL OF DOCUMENTS. (a) The Agent shall have the unlimited right, upon written notice (by facsimile or otherwise) executed by an Authorized Employee and delivered to the Collateral Custodian, with a copy sent to the Borrower, to remove any or all of the Leases from the custody of the Collateral Custodian.

         (b) From time to time, with not less than twenty-four hours' prior written notice (substantially in the form of EXHIBIT B hereto) delivered to the Collateral Custodian (with simultaneous delivery thereof by facsimile to the Agent), the Borrower may request the Collateral Custodian to release certain Leases held by the Collateral Custodian to the Borrower; PROVIDED, that the Collateral Custodian shall release such Leases only if (i) at least twenty-four hours shall have passed since the receipt of such notice, and the Agent shall not have notified the Collateral Custodian not to release such Leases, and (ii) the Borrower shall have certified that either (1) the applicable Advances with respect to such Lease have been paid in full, or (2) the Originator shall have repurchased such Lease in accordance with the terms of the Lease Sale and Contribution Agreement. The right of the Borrower to request the release of Leases under this SECTION 2.04(b) may be withdrawn by the Agent at any time by written notice to the Collateral Custodian (with a copy to the Borrower) from an Authorized Employee stating that an Event of Termination under the Credit Agreement has occurred and that Leases may not thereafter be released to the Borrower without the written consent of the Agent..

         (c) Other than as described in the this SECTION 2.04, the Collateral Custodian shall have no authority to release any Lease to any Person, including, without limitation, the Borrower or the Originator.

         SECTION 2.05. DOCUMENTS HELD BY THE COLLATERAL CUSTODIAN. Any and all Leases coming into the possession of the Collateral Custodian, (a) shall be held by it in trust for the benefit of the Agent, on behalf of the Borrower and the Lenders, and shall be segregated from all other documents held by the Collateral Custodian and placed for safekeeping in a fireproof file cabinet (or similar safekeeping device) located on its premises, (b) shall be held by it as agent and bailee on behalf of the Borrower, subject to the rights of the Agent, on behalf of the Lenders hereunder and under the Credit Agreement, for the purpose of perfecting the security interest therein of the Borrower as the purchaser of Leases from the Originator, (c)shall be held by it as agent and bailee on behalf of the Agent for the purposes of perfecting the security interest therein of the Agent on behalf of the "Lenders" under the Credit Agreement, (d) shall be made available to the Agent on any Business Day, for inspection or otherwise, upon the Agent's request therefor, and (e) shall be held in a manner which allows such Leases to be released within one Business Day following the Collateral Custodian's receipt of notice pursuant to the terms set forth in SECTION 2.04 above.

         SECTION 2.06. NO LIENS OR ENCUMBRANCES. The Collateral Custodian hereby agrees not to assert any statutory or possessory liens or encumbrances of any kind with respect to the Leases held by it, and hereby waives all such liens and encumbrances.

         SECTION 2.07. MAINTENANCE OF RECORDS. The Collateral Custodian shall implement and maintain administrative and operating procedures pursuant to which it shall keep and maintain all records and information necessary to permit the regular identification of all Leases held or released by it.

         SECTION 2.08. REPORTS; VISITATION RIGHTS; OTHER INFORMATION. (a) The Collateral Custodian shall furnish to the Agent (with a copy to the Borrower), not later than the Settlement Date for each month that is the last month of a calendar quarter (and, upon the request of the Agent, for any other month), a report substantially in the form of EXHIBIT C hereto (each, a "Report"), setting forth, as of the last day of such month (with respect to each Report, the "Report Effective Date"), (i) the Leases held by the Collateral Custodian as of such Report Effective Date and as of the Report Effective Date for the immediately preceding Report, (ii) the Leases delivered to the Collateral Custodian since the Report Effective Date for the immediately preceding Report, and (iii) the Leases released by the Collateral Custodian since the Report Effective Date for the immediately preceding Report. For purposes of CLAUSES
(iii) above with respect to the first Report delivered by the Collateral Custodian hereunder, "the Report Effective Date for the immediately preceding Report" shall be deemed to mean the date on which the Leases are initially delivered to the Collateral Custodian hereunder. Each Report shall identify the applicable Leases by lease number.

         (b) At any time and from time to time, during normal business hours, the Agent and any of its respective agents, employees or representatives (including, without limitation, an independent accounting firm performing an audit of the Borrower or Servicer in accordance with the terms of the Credit Agreement), shall have the right (i) to visit the office of the Collateral Custodian where the Leases are kept, (ii) to examine the facilities for the storage and safekeeping thereof, (iii) to review the procedures with which such documents are stored and catalogued, (iv) to examine and make copies of and abstracts from such documents, and (v) to discuss matters relating to the Leases and the Collateral Custodian's performance hereunder with any of the officers or employees of the Collateral Custodian having knowledge of such matters.

         (c) The Collateral Custodian shall provide to the Agent such other information, as the Agent may from time to time reasonably request, concerning the Leases which are in the possession of the Collateral Custodian.

         SECTION 2.09. COLLATERAL CUSTODIAN'S LIABILITY. The Collateral Custodian shall have no liability whatsoever by reason of any error of judgment for any act done or step taken or omitted by it, or for any mistake of fact or law for anything which it may do or refrain from doing in connection herewith, unless caused by or arising out of its own gross negligence or willful misconduct. Furthermore, the Agent and the Borrower agree to indemnify and hold the Collateral Custodian harmless from any and all losses, expenses, damages and costs (including, without limitation, attorneys fees and expenses) incurred by it as a result of its execution of, or performance as Collateral Custodian under this Agreement, unless however, such losses, expenses, damages and costs are caused by or arise out of the Collateral Custodian's gross negligence or willful misconduct.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 3.01. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COLLATERAL CUSTODIAN. The Collateral Custodian hereby represents, warrants and covenants to the Borrower and to the Agent, on behalf of itself and the Lenders, as follows:

         (i) The Collateral Custodian is a bank duly organized, validly existing and in good standing under the laws of the State of New York and has all required power, authority, licenses, permits and franchises in order to enter into and perform its obligations under this Agreement.

         (ii) The execution, delivery and performance by the Collateral Custodian of this Agreement has been duly authorized by all necessary organizational action on the part of the Collateral Custodian and the performance of and compliance with the terms hereof by it will not (i) violate contravene or create a default under any applicable laws, license or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or by-law of the Collateral Custodian.

         (iii) The Collateral Custodian has not created any liens against any Lease.

         (iv) This Agreement has been duly executed and delivered by the Collateral Custodian and constitutes a valid, legal and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except (A) as the enforcement thereof may be limited by applicable debtor relief laws and (B) that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

         (v) No Uniform Commercial Code financing statements or other filings or recordations exe cuted by or, to the best of its knowledge, on behalf of the Collateral Custodian (in its individual capacity) have been filed by or against it with respect to any of the Leases.

         SECTION 3.02. REPRESENTATION AND WARRANTY OF THE COLLATERAL CUSTODIAN AND THE BORROWER. As of the date hereof, each of the Collateral Custodian and the Borrower hereby represent and warrant that the Collateral Custodian is not an agent of, controlled by, under common control with, or otherwise an affiliate of, the Borrower, except that the Collateral Custodian is the agent of the Borrower for the limited purpose of perfecting the Borrower's security interest in the Leases as purchaser thereof. The Borrower and the Collateral Custodian acknowledge and agree that for so long as this Custody Agreement is in effect, the Agent's and the Lenders' rights with respect to the Leases hereunder and under the Credit Agreement shall in all respects be superior to the Borrower's rights hereunder.

                                   ARTICLE IV
                                  MISCELLANEOUS

         SECTION 4.01. FEES AND EXPENSES OF THE COLLATERAL CUSTODIAN. The Borrower agrees to pay the Collateral Custodian such fees (the "Collateral Custodian Fees") and expenses as the Borrower and the Collateral Custodian may mutually agree from time to time. Furthermore, no party hereto shall pay any other fees, costs or expenses to the Collateral Custodian with respect to the Collateral Custodian's obligations and duties created herein other than the Collateral Custodian Fees.

         SECTION 4.02. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 4.03. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid.

         SECTION 4.04. BINDING EFFECT; ASSIGNABILITY; TERM. This Agreement shall be binding upon and inure to the benefit of the Agent, the Borrower and the Collateral Custodian and their respective successors and permitted assigns. The Agent may assign at any time its rights and obligations hereunder and interests herein without the consent of the Borrower or the Collateral Custodian. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date. The Collateral Custodian may not assign any of its rights, duties and obligations hereunder or any interest herein without the prior written consent, executed by an Authorized Employee, of the Agent.

         SECTION 4.05. RESIGNATION AND REMOVAL. The Collateral Custodian may resign at any time by giving written notice thereof to the Agent not less than two (2) months prior to the effective date of such resignation. The Collateral Custodian may be removed by the Agent (at the direction of the Lenders) at any time, with or without cause, by the Agent giving written notice thereof to the Collateral Custodian not less than ten (10) days prior to the effective date of such removal. Upon any such resignation or removal, the Agent (at the direction of the Lenders) shall have the right to appoint a successor Collateral Custodian. Any such successor shall, upon its acceptance thereof, succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Custodian, and the retiring Collateral Custodian shall be discharged from its duties and obligations as Collateral Custodian under this Agreement.

         SECTION 4.06. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws (including, without limitation, Section 5-1401 of the General Obligations Laws of New York, but otherwise without regard to conflict of laws provisions) and decisions of the State of New York.

         SECTION 4.07. EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWER:                      CAI LEASE SECURITIZATION - II CORP.




                               By  /s/Anthony M. DiPaolo
                                   -------------------------------

                                 Title:  Chief Financial Officer and Treasurer

                                 7175 W. Jefferson Avenue, Suite 4000
                                 Lakewood, Colorado 80235
                                 Attn: President
                                 Telecopy No.:  (303) 980-7065

ORIGINATOR:
                               CAPITAL ASSOCIATES INTERNATIONAL, INC.



                               By  /s/Anthony M. DiPaolo
                                   -------------------------------

                                 Title:  Chief Financial Officer and Treasurer

                                 7175 W. Jefferson Avenue, Suite 4000
                                 Lakewood, Colorado 80235
                                 Attn:
                                 Telecopy No.:  (303) 980-7065


AGENT:                         KEY CORPORATE CAPITAL INC.,
                                 as Agent



                               By  /s/Steven T. Dixon
                                   -------------------------------
                                   Duly Authorized Signatory


                                 30 Federal Street
                                 Boston, MA 02110
                                 Attention:  Risk Manager
                                 Telecopy No.:  (617) 654-2727

COLLATERAL CUSTODIAN:          BANKERS TRUST COMPANY
                                 as Collateral Custodian



                               By  /s/Marc Fishman
                                   -------------------------------

                                 Title:  Assistant Secretary

                                 4 Albany Street
                                 New York, New York 10006
                                 Attn:  Corporate Trust and Services
                                 Telecopy No.:  (212) 250-6439